UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21308

Alger Global Focus Fund
(Exact name of registrant as specified in charter)

100 Pearl Street New York, New York 10004
(Address of principal executive offices)  (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER GLOBAL FOCUS FUND

Shareholders’ Letter (Unaudited)	October 31, 2021

Dear Shareholders,

Instant Gratification Gives Way to Fundamentals

Pity poor Ralph. After an evening of gluttony, he suffered from major digestive issues while repeating, “I can’t believe I ate the whole thing.” Ralph appeared in a 1970s commercial, during which Alka-Seltzer miraculously cured his stomach woes. One can hardly blame Ralph: Overeating is common and one of many examples of instant gratification, such as conspicuous consumption, gambling and a wide range of other vices. Indeed, researchers say instant gratification floods our brains with short-term mood-enhancing blasts of dopamine, yet like Ralph’s stomach issues, comes at a high cost.

We believe the fiscal 12-month period ended October 31, 2021, illustrates many investors’ preference for short-term gratification. Despite growth equities exhibiting strong and durable fundamentals, investors favored lower-quality cyclical “value” stocks in the past year based on the reopening of the U.S. and other economies post the peak of the COVID-19 pandemic that occurred in late 2020. These kinds of companies benefited disproportionately during the reporting period from the “easy” growth occurring after they experienced massive revenue and earnings declines triggered by forced closures as the COVID-19 pandemic struck in 2020. In our view, the current high growth in revenues and profits reported by many cyclicals that dominate value indices is deceptive. As societies worldwide return to “normal” life as COVID-19 recedes – thanks to the amazing medical advances in vaccines and treatment we’ve seen these past nearly two years—we believe that these companies, and value stocks generally, will be faced with the reality that their long-term, “true” growth and fundamentals are, in many cases, quite poor and deteriorating. As that happens, we believe the longer-term fundamental outperformance of growth companies, innovative leaders in many sectors, will re-assert themselves, and that growth stocks will outperform value stocks again.

Investors Flock to Lower-Quality Cyclicals
Value equities rallied for most of the reporting period. Yet a strong rotation into growth equities that started in early June resulted in the 44.97% return of the Russell 3000 Value Index only modestly outperforming the 42.81% return of the Russell 3000 Growth Index during the fiscal 12-month period. Within the broad Russell 3000 Index, Energy led as investors anticipated that economic growth would support demand for oil, natural gas and other energy commodities, while Financials was the second-best performing sector, a result of increasing interest rates. The Real Estate sector also outperformed with particular strength in cyclical residential real estate investment trusts (REITs) and specialty REITs, such as timber and billboard companies. One interesting fact: small cap growth underperformed small cap value by a very large amount in the past year. In addition, small cap stocks generally are cheap on a historical basis relative to large cap stocks. We think this presents an interesting starting point for small cap growth stocks to potentially outperform in future periods.

Economic Outlook Becomes Less Clear
As the reporting period progressed, investors watched for signs of inflation due to deficit spending, strong labor demand, rising input costs and accelerating economic growth. These concerns appeared to be realized when the May Consumer Price Index climbed 5% year over year, its highest reading since August 2008. The Federal Reserve also helped dampen enthusiasm in June when it adopted a less dovish approach to inflation, signaling that it may raise interest rates in 2023 and discussing tapering its bond buying. Supply chain issues, including a shortage of semiconductors, also surfaced, with AutoForecast Solutions estimating that the problem caused Ford to cut production by some 566,000 vehicles. A muddled view of Washington negotiations on President Biden’s proposed $3.5 trillion stimulus plan also weighed upon sentiment.

We believe the reporting period illustrates that outperformance of value equities can be short lived and occurs within longer periods of growth equities outperforming. Even with the strong performance of value equities prior to June, the Russell 3000 Growth Index has generated an annualized return of 19.09%, outpacing the 12.79% return of the Russell 3000 Value Index during the 10-year period ended October 31, 2021.

Market Rally Extends Beyond the U.S.
Global markets as measured by the MSCI ACWI Index were also strong during the reporting period, with the index generating a 37.86% return, while the MSCI Emerging Markets Index generated a 17.33% return. Within the global benchmark, France, Hong Kong, Germany, the United States, the Netherlands and Switzerland were among the top performing countries.

The Appeal of Growth Equity Fundamentals
The aforementioned rotation to value equities occurred despite growth equities exhibiting the following characteristics at the start of the reporting period and to a similar degree throughout the 12 months:
•
Long-term earnings per share growth based on consensus estimates for the Russell 1000 Growth Index was approximately 17.6% at the start of the re- porting period compared to only 7.8% for the Russell 1000 Value Index.

•	Return on equity, or the ratio of net income to shareholders' equity, for the Russell 1000 Growth Index was approximately 29.7% compared to only 8.7% for the Russell 1000 Value Index.

•
Risk as determined by the ratio of net debt to earnings before interest, taxes, depreciation and amortization (EBITDA) for the Russell 1000 Growth Index was only 0.7X compared to a substantially higher rate of 2.9X for the Russell 1000 Value Index.

The rotation into value equities, furthermore, appears to have overlooked another metric—the price to earnings growth ratio (PEG), which measures the cost per unit of future earnings growth. At the start of the reporting period, the S&P 500 Growth Index PEG ratio was 1.76 compared to the 2.6 ratio of the S&P 500 Value Index.

Comparing Drivers of Performance

The drivers of cyclical companies’ performance in the Energy and Financials sectors illustrate why rotations to value equities can be short lived unlike the potential for long-term gains of secular growth leaders with durable fundamentals.

•
Energy: During the second quarter of calendar year 2021, S&P 500 Energy sector earnings soared to $13.9 billion as commodity prices climbed, while during the same period last year the sector recorded a loss of $10.6 billion as the recession dramatically curtailed demand. We believe the long-term fu- ture performance of traditional oil and gas companies, however, faces many challenges. With the accelerated adoption of electric vehicles, as well as solar, wind and other renewable energy sources, we think the long-term outlook for oil and gas presents a difficult environment for these companies’ stocks to outperform. In comparison, companies that are squarely involved with the growth opportunities in electric vehicles, renewable power, battery storage and technology, etc. will be, we believe, much better opportunities for long- term appreciation for investors. Tesla, of course, is the leading example of both a company and stock that has benefitted from its innovation and leader- ship, and handsomely rewarded its long-term shareholders.

•
Financials: This sector is one of the most traditional and conservative, and thus lacking in innovation within its dominant companies (in terms of cur- rent size and brand). However, the major banks, credit card companies and other financial institutions are all, we believe, now faced with challenges from innovative, technology enabled, “fintech” companies that are upsetting the long-held status quo. Upstart Holdings, for example, has developed big data techniques, powered by artificial intelligence (AI), to advance credit scoring of loans. Banking companies using their technology can offer loans at much lower interest rates but make the same returns (or better) because of the ability to better price credit risk and reduce loan losses. Loans are a com- modity – as are most financial services in the banking world – so Upstart has seen rapid and massive growth through the adoption of its technology by its banking customers. Similarly, other fintech companies like PayPal and Square are offering merchants and consumers better point-of-sale systems, integrated with financial and cash management systems for businesses or, for consumers, in better electronic wallets and cash “apps” for managing personal finances. The competitive pressures in this sector are enormous, and thus there are also traditional banks that have responded by innovating and developing solutions for emerging new customer profiles. For example, Signature Bank is growing well above the rate of growth of the traditional brick and mortar banking industry with its branchless banking services and apps that, in our view, are superior to most and also by targeting high growth customer segments within the cryptocurrency marketplaces.

Going Forward
At Alger, we will continue to focus on secular growth leaders that we believe have strong long-term fundamentals. We are in a highly innovative period in our society and in the world. The numerous initial public offerings of a new generation of growth companies have attracted tremendous attention. Many, if not most, are disruptors in their industries: changing how we purchase everything and anything, how it is delivered to us, changing what we drive and how we power and live in our homes, changing how we travel and how we engage with both friends and colleagues. Businesses of all sizes are realizing efficiency benefits from “digitizing” their internal processes – from marketing, to contract negotiation, to billing and expense payment. We intend to continue to use our time-tested fundamental research to understand these changes and innovations in business and our society and to find the companies that we think offer strong potential for attractive long-term performance for our portfolios and clients.

Portfolio Matters

Alger Global Focus Fund
The Alger Global Focus Fund returned 39.91% for the fiscal 12-month period ended October 31, 2021, compared to the 37.86% return of the MSCI ACWI Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Financials.

Contributors to Performance
The Consumer Discretionary and Information Technology sectors provided the greatest contributions to relative performance during the reporting period. From a country perspective, France, China, Hong Kong, Italy and Japan were among the top contributors to relative performance.

Regarding individual positions, Applied Materials, Inc.; Microsoft Corp.; NVIDIA Corporation; Lasertec Corp.; and Intuit Inc. were among the top contributors to absolute performance.

We believe that Microsoft is a “Positive Dynamic Change” beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases.

Detractors from Performance
The Financials and Communication Services sectors were among the sectors that detracted from relative performance during the reporting period. From a country perspective, India, Australia, Brazil, Canada, the United Kingdom and the U.S. were among the top detractors from relative performance.

Regarding individual positions, Kogan.com Ltd.; Vinci Partners Investments Ltd., Cl. A; Tencent Holdings Ltd.; Appen Ltd.; and Unifiedpost Group SA. were among the top detractors from absolute performance.

Kogan.com is one of Australia’s largest pure-play online retailers of consumer electronics, general merchandise and adjacent services with its own private label and third-party brands. Kogan is benefitting from the structural shift toward e-commerce but a combination of cost pressures and transitory charges related to logistics, personal protective equipment and compensation awards resulted in a deceleration of EBITDA growth. However, we believe the company’s potential growth runway and secular drivers remain intact.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Executive Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of October 31, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal 12-month period ended October 31, 2021.

Risk Disclosures
Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for the Alger Global Focus Fund’s most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, un- biased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 com- panies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The Russell 3000 Index is a market-capitalization-weighted equity index maintained by FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks, which represent about 98% of all U.S.-incorporated equity securities. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell's lead- ing style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•
The Russell 1000 Value Index measures the performance of the large cap val- ue segment of the U.S. equity universe. It includes those Russell 1000 com- panies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The S&P 500 Growth Index is an unmanaged index considered representa- tive of large-cap growth stocks.

•	The S&P 500 Value Index is an unmanaged index considered representative of large-cap value stocks.

•	The S&P 500 Index is an index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•
The Russell 2000 Growth Index measures the performance of the small- cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

FUND PERFORMANCE AS OF 09/30/21 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Global Focus Class A (Inception 11/3/03)	21.13%	13.03%	11.16%	9.85%
Alger Global Focus Class C (Inception 3/3/08)*	25.90%	13.40%	10.93%	9.38%
Alger Global Focus Class I (Inception 5/31/13)	28.16%	14.57%	n/a	11.40%
Alger Global Focus Class Z (Inception 5/31/13)	28.41%	14.77%	n/a	11.63%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named “Alger Global Growth Fund”. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund” and followed different investment strategies. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

*
Since inception performance is calculated since the inception of Class A shares. Historical performance prior to March 3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL FOCUS FUND
Fund Highlights Through October 31, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Global Focus Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named “Alger Global Growth Fund”. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund” and followed different investment strategies. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Global Focus Fund Class A shares and the MSCI ACWI Index include reinvestment of dividends. Figures for the Alger Global Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Global Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL FOCUS FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/3/2003
Class A (Inception 11/3/03)	32.57%	15.25%	10.56%	10.22%
Class C (Inception 3/3/08)*	37.86%	15.63%	10.32%	9.75%
MSCI ACWI Index	37.86%	15.31%	11.91%	9.34%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	40.23%	16.84%	n/a	12.20%
Class Z (Inception 5/31/13)	40.54%	17.03%	n/a	12.43%
MSCI ACWI Index	37.86%	15.31%	n/a	11.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named “Alger Global Growth Fund”. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund” and followed different investment strategies. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of Class A shares. Historical performance prior to March 3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
October 31, 2021 (Unaudited)

COUNTRY	Alger Global Focus Fund
Argentina	1.8%
Australia	3.7
China	5.7
France	7.6
Germany	3.0
Hong Kong	2.6
Ireland	2.1
Italy	7.4
Japan	4.1
Netherlands	7.3
Norway	4.1
Singapore	2.1
Spain	0.9
Switzerland	4.4
United States	41.2
Cash and Net Other Assets	2.0
100.0%

†	Based on net assets for the Fund.

ALGER GLOBAL FOCUS FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—98.0%	SHARES	VALUE
ARGENTINA—1.8%
INTERNET & DIRECT MARKETING RETAIL—1.8%
MercadoLibre, Inc.*	425	$629,433
(Cost $695,919)
AUSTRALIA—3.7%
APPLICATION SOFTWARE—2.4%
Xero Ltd.*	7,450	849,470
HEALTHCARE TECHNOLOGY—1.3%
Pro Medicus Ltd.	11,700	472,486
TOTAL AUSTRALIA
(Cost $751,453)		1,321,956
CHINA—5.7%
AUTOMOBILE MANUFACTURERS—2.9%
BYD Co., Ltd., Cl. H	27,400	1,047,984
INTERNET & DIRECT MARKETING RETAIL—2.8%
JD Health International, Inc.*	54,000	474,036
Meituan, Cl. B*	15,000	510,430
		984,466
TOTAL CHINA
(Cost $1,732,806)		2,032,450
FRANCE—7.6%
APPAREL ACCESSORIES & LUXURY GOODS—2.6%
LVMH Moet Hennessy Louis Vuitton SE	1,185	929,144
LIFE SCIENCES TOOLS & SERVICES—2.4%
Eurofins Scientific SE	7,300	861,472
RESEARCH & CONSULTING SERVICES—2.6%
Teleperformance	2,175	908,484
TOTAL FRANCE
(Cost $1,389,721)		2,699,100
GERMANY—3.0%
OIL & GAS REFINING & MARKETING—3.0%
VERBIO Vereinigte BioEnergie AG	13,318	1,058,882
(Cost $645,523)
HONG KONG—2.6%
APPAREL ACCESSORIES & LUXURY GOODS—2.6%
Samsonite International SA*	430,483	925,973
(Cost $468,118)
IRELAND—2.1%
PACKAGED FOODS & MEATS—2.1%
Kerry Group PLC, Cl. A	5,450	731,422
(Cost $642,123)
ITALY—7.4%
APPAREL ACCESSORIES & LUXURY GOODS—4.6%
Moncler SpA	14,053	1,011,272
PRADA SpA	101,500	639,760
		1,651,032

ALGER GLOBAL FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.0% (CONT.)	SHARES	VALUE
ITALY—7.4% (CONT.)
AUTOMOBILE MANUFACTURERS—2.8%
Ferrari NV	4,150	$984,256
TOTAL ITALY
(Cost $2,000,954)		2,635,288
JAPAN—4.1%
HEALTHCARE SUPPLIES—2.1%
Hoya Corp.	5,100	750,698
INDUSTRIAL MACHINERY—2.0%
FANUC Corp.	3,600	711,374
TOTAL JAPAN
(Cost $1,500,241)		1,462,072
NETHERLANDS—7.3%
DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Adyen NV*	290	874,982
HEAVY ELECTRICAL EQUIPMENT—3.0%
Alfen Beheer BV*	9,400	1,058,847
SEMICONDUCTOR EQUIPMENT—1.9%
ASML Holding NV	821	667,362
TOTAL NETHERLANDS
(Cost $1,721,871)		2,601,191
NORWAY—4.1%
ENVIRONMENTAL & FACILITIES SERVICES—2.6%
Aker Carbon Capture ASA*	252,219	913,890
INDUSTRIAL MACHINERY—1.5%
AutoStore Holdings Ltd.*,(a)	140,771	554,763
TOTAL NORWAY
(Cost $1,148,924)		1,468,653
SINGAPORE—2.1%
INTERACTIVE HOME ENTERTAINMENT—2.1%
Sea Ltd.#,*	2,150	738,675
(Cost $709,406)
SPAIN—0.9%
BIOTECHNOLOGY—0.9%
Grifols SA#	25,296	331,631
(Cost $487,816)
SWITZERLAND—4.4%
LIFE SCIENCES TOOLS & SERVICES—1.9%
PolyPeptide Group AG*	5,244	671,062
SPECIALTY CHEMICALS—2.5%
Sika AG	2,600	880,731
TOTAL SWITZERLAND
(Cost $963,670)		1,551,793
UNITED STATES—41.2%
APPLICATION SOFTWARE—9.8%
Adobe, Inc.*	1,893	1,231,131

ALGER GLOBAL FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.0% (CONT.)	SHARES	VALUE
UNITED STATES—41.2% (CONT.)
APPLICATION SOFTWARE—9.8% (CONT.)
Autodesk, Inc.*	2,825	$897,248
Intuit, Inc.	2,150	1,345,879
		3,474,258
COPPER—2.5%
Freeport-McMoRan, Inc.	24,000	905,280
DATA PROCESSING & OUTSOURCED SERVICES—2.2%
Visa, Inc., Cl. A	3,700	783,549
FINANCIAL EXCHANGES & DATA—3.6%
MSCI, Inc., Cl. A	1,900	1,263,272
HEALTHCARE EQUIPMENT—2.7%
Insulet Corp.*	3,150	976,563
INTERNET & DIRECT MARKETING RETAIL—4.6%
Amazon.com, Inc.*	490	1,652,491
OIL & GAS EQUIPMENT & SERVICES—2.0%
Schlumberger NV	21,800	703,268
SEMICONDUCTORS—4.3%
NVIDIA Corp.	6,000	1,534,020
SYSTEMS SOFTWARE—9.5%
Crowdstrike Holdings, Inc., Cl. A*	3,850	1,084,930
Microsoft Corp.	6,900	2,288,178
		3,373,108
TOTAL UNITED STATES
(Cost $8,571,861)		14,665,809
TOTAL COMMON STOCKS
(Cost $23,430,406)		34,854,328

PREFERRED STOCKS—0.0%	SHARES	VALUE
UNITED STATES—0.0%
BIOTECHNOLOGY—0.0% Prosetta Biosciences, Inc., Series D*,@,(b),(c)	33,858	–
(Cost $152,361)
Total Investments (Cost $23,582,767)	98.0%	34,854,328
Affiliated Securities (Cost $152,361) Unaffiliated Securities (Cost $23,430,406)		– 34,854,328
Other Assets in Excess of Liabilities	2.0%	710,386
NET ASSETS	100.0%	$35,564,714

#	American Depositary Receipts.
(a)
Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold prior to its maturity only to qualified institutional buyers. This security represents 1.5% of the net assets of the Fund.

(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.

ALGER GLOBAL FOCUS FUND
Schedule of Investments October 31, 2021 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Prosetta Biosciences, Inc., Series D	2/6/15	$152,361	0.40%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Statement of Assets and Liabilities October 31, 2021

	Alger Global Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$34,854,328
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	–
Cash and cash equivalents	681,674
Foreign cash †	72,628
Receivable for shares of beneficial interest sold	35
Dividends and interest receivable	39,663
Receivable from Investment Manager	2,624
Prepaid expenses	83,729
Total Assets	35,734,681
LIABILITIES:
Payable for investment securities purchased	72,150
Payable for shares of beneficial interest redeemed	420
Accrued investment advisory fees	23,427
Accrued distribution fees	6,288
Accrued shareholder administrative fees	424
Accrued administrative fees	805
Accrued custodian fees	2,060
Accrued transfer agent fees	9,492
Accrued printing fees	4,685
Accrued professional fees	31,079
Accrued registration fees	395
Accrued trustee fees	63
Accrued fund accounting fees	9,291
Accrued tax payable	7,922
Accrued other expenses	1,466
Total Liabilities	169,967
NET ASSETS	$35,564,714
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	21,283,095
Distributable earnings	14,281,619
NET ASSETS	$35,564,714
* Identified cost	$23,430,406(a	)
** Identified cost	$152,361(a	)
† Cost of foreign cash	$72,547

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Statement of Assets and Liabilities October 31, 2021 (Continued)

Alger Global Focus Fund
NET ASSETS BY CLASS:
Class A	$22,406,529
Class C	$1,922,046
Class I	$376,212
Class Z	$10,859,927
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	611,047
Class C	56,375
Class I	10,549
Class Z	288,418
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$36.67
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$38.70
Class C — Net Asset Value Per Share Class C	$34.09
Class I — Net Asset Value Per Share Class I	$35.66
Class Z — Net Asset Value Per Share Class Z	$37.65

See Notes to Financial Statements.

(a)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $23,615,671, amounted to $11,238,657 which consisted of aggregate gross unrealized appreciation of $12,002,702 and aggregate gross unrealized depreciation of $764,045.

ALGER GLOBAL FOCUS FUND
Statement of Operations for the year ended October 31, 2021

Alger Global Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$165,248
Interest	532
Total Income	165,780
EXPENSES:
Investment advisory fees — Note 3(a)	248,191
Distribution fees — Note 3(c)
Class A	51,145
Class C	19,647
Class I	870
Shareholder administrative fees — Note 3(f)	4,560
Administration fees — Note 3(b)	8,532
Custodian fees	20,464
Interest expenses	177
Transfer agent fees — Note 3(f)	11,129
Printing fees	10,710
Professional fees	48,113
Registration fees	37,685
Trustee fees — Note 3(g)	741
Fund accounting fees	54,497
Accrued taxes	6,745
Other expenses	2,646
Total Expenses	525,852
Less, expense reimbursements/waivers — Note 3(a)	(91,382)
Net Expenses	434,470
NET INVESTMENT LOSS	(268,690)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	3,845,272
Net realized (loss) on forward foreign currency contracts	(742)
Net realized (loss) on foreign currency transactions	(8,874)
Net change in unrealized appreciation on unaffiliated investments	6,031,607
Net change in unrealized (depreciation) on affiliated investments	(5,079)
Net change in unrealized (depreciation) on foreign currency	(1,428)
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	9,860,756
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,592,066
* Foreign withholding taxes	$19,797

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Statements of Changes in Net Assets

	Alger Global Focus Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net investment loss	$(268,690)	$(143,536)
Net realized gain on investments, forward foreign currency contracts and foreign currency	3,835,656	1,008,452
Net change in unrealized appreciation on investments and foreign currency	6,025,100	3,950,918
Net increase in net assets resulting from operations	9,592,066	4,815,834
Dividends and distributions to shareholders:
Class A	—	(431,711)
Class C	—	(49,694)
Class I	—	(16,795)
Class Z	—	(96,643)
Total dividends and distributions to shareholders	—	(594,843)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(887,406)	(1,373,317)
Class C	(632,800)	(756,625)
Class I	(305,088)	(13,835)
Class Z	5,293,665	35,112
Net increase (decrease) from shares of beneficial interest transactions — Note 6	3,468,371	(2,108,665)
Total increase	13,060,437	2,112,326
Net Assets:
Beginning of period	22,504,277	20,391,951
END OF PERIOD	$35,564,714	$22,504,277

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$26.21	$21.37	$21.88	$24.76	$20.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.31)	(0.16)	(0.12)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments	10.77	5.62	1.36	(1.86)	4.74
Total from investment operations	10.46	5.46	1.24	(1.90)	4.77
Dividends from net investment income	–	(0.62)	(0.14)	(0.98)	(0.21)
Distributions from net realized gains	–	–	(1.61)	–	–
Net asset value, end of period	$36.67	$26.21	$21.37	$21.88	$24.76
Total return(ii)	39.91%	26.08%	6.84%	(8.03)%	23.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$22,407	$16,703	$14,967	$15,679	$19,962
Ratio of gross expenses to average net assets	1.73%	2.19%	2.50%	2.19%	2.48%
Ratio of expense reimbursements to average net assets	(0.23)%	(0.69)%	(1.08)%	(0.69)%	(0.98)%
Ratio of net expenses to average net assets	1.50%	1.50%	1.42%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.69)%	(0.60)%	(0.18)%	0.14%
Portfolio turnover rate	64.10%	102.71%	224.06%	217.51%	134.76%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$24.54	$20.05	$20.65	$23.41	$19.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.50)	(0.31)	(0.26)	(0.22)	(0.12)
Net realized and unrealized gain (loss) on investments	10.05	5.27	1.27	(1.74)	4.48
Total from investment operations	9.55	4.96	1.01	(1.96)	4.36
Dividends from net investment income	–	(0.47)	–	(0.80)	(0.06)
Distributions from net realized gains	–	–	(1.61)	–	–
Net asset value, end of period	$34.09	$24.54	$20.05	$20.65	$23.41
Total return(ii)	38.86%	25.17%	6.00%	(8.70)%	22.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,922	$1,910	$2,241	$2,844	$3,673
Ratio of gross expenses to average net assets	2.43%	2.96%	3.30%	2.94%	3.24%
Ratio of expense reimbursements to average net assets	(0.24)%	(0.71)%	(1.13)%	(0.69)%	(0.99)%
Ratio of net expenses to average net assets	2.19%	2.25%	2.17%	2.25%	2.25%
Ratio of net investment loss to average net assets	(1.66)%	(1.42)%	(1.35)%	(0.94)%	(0.59)%
Portfolio turnover rate	64.10%	102.71%	224.06%	217.51%	134.76%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$25.42	$20.79	$21.27	$24.05	$20.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.21)	(0.08)	(0.06)	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	10.45	5.45	1.32	(1.77)	4.64
Total from investment operations	10.24	5.37	1.26	(1.78)	4.72
Dividends from net investment income	–	(0.74)	(0.13)	(1.00)	(1.03)
Distributions from net realized gains	–	–	(1.61)	–	–
Net asset value, end of period	$35.66	$25.42	$20.79	$21.27	$24.05
Total return(ii)	40.23%	26.55%	7.18%	(7.77)%	24.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$376	$546	$466	$714	$286
Ratio of gross expenses to average net assets	1.70%	2.18%	2.63%	2.19%	2.63%
Ratio of expense reimbursements to average net assets	(0.49)%	(1.03)%	(1.51)%	(0.94)%	(1.38)%
Ratio of net expenses to average net assets	1.21%	1.15%	1.12%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.35)%	(0.28)%	(0.04)%	0.37%
Portfolio turnover rate	64.10%	102.71%	224.06%	217.51%	134.76%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$26.78	$21.89	$22.37	$25.26	$20.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.15)	(0.04)	(0.03)	0.05	0.12
Net realized and unrealized gain (loss) on investments	11.02	5.74	1.39	(1.90)	4.83
Total from investment operations	10.87	5.70	1.36	(1.85)	4.95
Dividends from net investment income	–	(0.81)	(0.23)	(1.04)	(0.24)
Distributions from net realized gains	–	–	(1.61)	–	–
Net asset value, end of period	$37.65	$26.78	$21.89	$22.37	$25.26
Total return(ii)	40.54%	26.76%	7.33%	(7.67)%	24.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$10,860	$3,346	$2,718	$4,857	$4,946
Ratio of gross expenses to average net assets	1.42%	1.86%	2.35%	2.01%	2.35%
Ratio of expense reimbursements to average net assets	(0.43)%	(0.87)%	(1.38)%	(0.92)%	(1.26)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.97%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.19)%	(0.12)%	0.21%	0.53%
Portfolio turnover rate	64.10%	102.71%	224.06%	217.51%	134.76%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

Alger Global Focus Fund (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries.

The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares are sold to institutional investors without an initial or deferred sales charge and Class Z shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a)   Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Fund having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Fund’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Fund may significantly differ from the valuations that would have been assigned by the Fund had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the meetings are held on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and the previous day’s price.

(b)    Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e)   Forward Foreign Exchange Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g)   Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Fund’s tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h)     Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i)     Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)   Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2021, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Global Focus Fund(a)	0.80%	0.70%	0.80%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 28, 2023 to the extent necessary to limit the total annual fund operating expenses exceed the rates, based on average daily net assets, listed in the table below:

	CLASS					FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I		Z	OCTOBER 31, 2021
Alger Global Focus Fund	1.50%	2.25%	1.25	%(a)	0.99%	$91,382

(a) Prior to March 1, 2021, the expense cap for the Alger Global Focus Fund Class I shares was 1.15%.

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by Alger Management, after repayment of the recoupment is taken into account. For the year ended October 31, 2021, there were no recoupments made to the Investment Manager.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(b)   Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c)   Distribution/Shareholder Servicing Fees: The Fund has adopted distribution plans for its Class A, Class C and Class I shares pursuant to which the Fund pays Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Fund’s shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

(d)   Sales Charges: Sales of shares of the Fund may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund. For the year ended October 31, 2021, there were no contingent deferred sales charges.

(e)    Brokerage Commissions: During the year ended October 31, 2021, the Fund paid Alger LLC $25 in connection with securities transactions.

(f)   Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Fund’s transfer agent, and for other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2021, Alger Management charged back $8,140 to the Fund for these services, which are included in transfer agent fees in the accompanying Statement of Operations.

(g)    Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to January 1, 2021, each Independent Trustee received a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)    Interfund Trades: The Fund may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the year ended October 31, 2021.

(i)    Interfund Loans: The Fund, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, the Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Fund. There were no interfund loans outstanding as of October 31, 2021.

During the year ended October 31, 2021, the Fund did not incur interfund loan interest expense.

(j)     Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2021, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Global Focus Fund	—	—	—	16,199

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities and short-term securities, for the year ended October 31, 2021:

	PURCHASES	SALES
Alger Global Focus Fund	$22,624,808	$19,267,884

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowings:

The Fund may borrow from Brown Brothers Harriman & Co., the Fund’s Custodian (the “Custodian”), on an uncommitted basis. The Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Fund may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2021, the Fund had no borrowings from the Custodian or other funds in the Alger Fund Complex.

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Focus Fund
Class A:
Shares sold	25,347	$805,581	33,538	$773,788
Shares converted from Class C	295	9,527	294	6,626
Dividends reinvested	—	—	18,059	401,259
Shares redeemed	(51,837)	(1,702,514)	(114,948)	(2,554,990)
Net decrease	(26,195)	$(887,406)	(63,057)	$(1,373,317)
Class C:
Shares sold	383	$12,690	3,307	$70,141
Shares converted to Class A	(316)	(9,527)	(312)	(6,626)
Dividends reinvested	—	—	2,269	47,531
Shares redeemed	(21,505)	(635,963)	(39,189)	(867,671)
Net decrease	(21,438)	$(632,800)	(33,925)	$(756,625)
Class I:
Shares sold	751	$23,197	4,535	$102,831
Dividends reinvested	—	—	781	16,795
Shares redeemed	(11,694)	(328,285)	(6,241)	(133,461)
Net decrease	(10,943)	$(305,088)	(925)	$(13,835)
Class Z:
Shares sold	188,197	$6,112,681	20,420	$470,797
Dividends reinvested	—	—	3,638	82,250
Shares redeemed	(24,688)	(819,016)	(23,293)	(517,935)
Net increase	163,509	$5,293,665	765	$35,112

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2021 and the year ended October 31, 2020 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2020
Alger Global Focus Fund
Distributions paid from:
Ordinary Income	$—	$594,843
Long-term capital gain	—	—
Total distributions paid	$—	$594,843

As of October 31, 2021, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Global Focus Fund
Undistributed ordinary income	582,276
Undistributed long-term gains	2,460,165
Net accumulated earnings	3,042,441
Capital loss carryforwards	—
Net unrealized appreciation	11,239,178
Total accumulated earnings	14,281,619

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Fund accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Focus Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$738,675		$738,675	$—	$—
Consumer Discretionary	8,804,779		3,266,180	5,538,599	—
Consumer Staples	731,422		731,422	—	—
Energy	1,762,150		703,268	1,058,882	—
Financials	1,263,272		1,263,272	—	—
Healthcare	4,063,912		1,308,194	2,755,718	—
Industrials	4,147,358		554,763	3,592,595	—
Information Technology	11,556,749		9,164,935	2,391,814	—
Materials	1,786,011		905,280	880,731	—
TOTAL COMMON STOCKS	$34,854,328		$18,635,989	$16,218,339	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$34,854,328		$18,635,989	$16,218,339	$—

* Alger Global Focus Fund's holdings of Prosetta Biosciences, Inc., Series D shares is classified as a Level 3 investment and fair valued at zero as of October 31, 2021.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Global Focus Fund	Preferred Stocks
Opening balance at November 1, 2020	$5,079
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(5,079)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	0 **
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(5,079)

*   Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.
** Includes securities that are fair valued at zero.

The following table provides quantitative information about the Fund’s Level 3 fair value measurements of the Fund’s investments as of October 31, 2021. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Fund’s fair value measurements.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value October 31, 2021		Valuation Methodology	Unobservable Input	Range/Input	Weighted Average Inputs
Alger Global Focus Fund
Preferred Stocks	$–	*	Income Approach	Discount Rate	100.00%	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2021.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents	$754,302	$72,628	$681,674	$–

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward foreign currency contracts - In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuation.

For the year ended October 31, 2021, the average notional amount of forward foreign currency contracts outstanding for the Fund was $140,324. Forward foreign currency contracts were held during one month of the period. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2021, is as follows:

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NET REALIZED (LOSS) ON DERIVATIVES
Alger Global Focus Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$(742)
Total	$(742)

The Fund’s Forward Foreign Currency Contracts were not subject to any right of offset with any counterparty.

There were no derivative instruments held by the Fund as of October 31, 2021.

NOTE 10 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Fund because the Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2021. Information regarding the Fund’s holdings of such securities is set forth in the following table:

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2021

Alger Global Focus Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$5,079	$–	$–	$–	$–	$(5,079)	$–
Total	$5,079	$–	$–	$–	$–	$(5,079)	$–

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2021, through the issuance date of the Financial Statements. The following items were noted which require recognition and/or disclosure:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH's Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated during the first calendar quarter of year 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Fund’s custodian effective as of the Closing Date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Alger Global Focus Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Alger Global Focus Fund (the "Fund"), including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
New York, New York
December 21, 2021

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2021 and ending October 31, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Six Months Ended October 31, 2021(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2021(b)
Alger Global Focus Fund
Class A	Actual	$1,000.00	$1,078.80	$7.86	1.50%
	Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class C	Actual	1,000.00	1,124.10	11.73	2.19
	Hypothetical(c)	1,000.00	1,014.17	11.12	2.19
Class I	Actual	1,000.00	1,139.70	6.53	1.21
	Hypothetical(c)	1,000.00	1,019.11	6.16	1.21
Class Z	Actual	1,000.00	1,141.30	5.34	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

For the year ended October 31, 2021, certain dividends paid by the Fund may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 0.00% of the Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2022. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Portfolios, The Alger Funds, The Alger Institutional Funds, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 100 Pearl Street, New York, NY 10004.

Additional information regarding the Trustees and Officers of the Fund is available in the Fund’s Statement of Additional Information.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater
Non-Interested Trustees:
Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	29	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, New York, NY 10004.
(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.
(3) “Alger Fund Complex” refers to the Fund and the five other registered investment companies managed by Alger Management, and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary, Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and
Secretary, The Foundation for Alger Families.
		2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, New York, NY 10004.
(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 22, 2021 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management or the Manager) and the Fund (the Management Agreement) for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a detailed request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Fund and the Manager by FUSE Research Network LLC (FUSE), an independent consulting firm. The Board also spoke directly with FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in the Fund’s Peer Universe and Peer Group (as described herein).

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing their duties in considering the continuation of the Management Agreement. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In the discussions that follow, reference is made to the "median" in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. FUSE information is calculated on a share class basis. References appearing below with regard to the Fund’s performance results and comparative fees and expenses generally relate to Class A shares of the Fund (the Fund’s oldest share class).

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services
The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for the Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of the Fund’s affairs and the Manager’s role in coordinating and overseeing providers of other services to the Fund.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and products, and adjust portfolios as necessary, as well as to address the changing investment landscape as evidenced, in part, by the recent launch of a suite of actively-managed non- transparent exchange-traded funds. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that Fred Alger Management’s successful flagship offerings support Fred Alger Management’s overall investment capabilities.

The Board considered information provided by the Manager with respect to its business continuity plans, including the continued effectiveness of those plans throughout the ongoing COVID-19 pandemic. The Board further noted the Manager’s ongoing engagement with key service providers with respect to their operations and personnel supporting the Fund during the COVID-19 pandemic.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Following consideration of such information, each Trustee was satisfied with the nature, extent and quality of services provided by the Manager to the Fund under the Management Agreement.

Fund Performance
The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. The Board took into account that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of the Board throughout the year, representatives of the Manager reviewed with the Trustees the recent and longer-term performance of the Fund and, where appropriate, the measures that the Manager was considering, or had implemented during the past year, to address any performance outliers.

The Trustees concluded that the Fund’s performance was acceptable. Further discussion of the Board’s considerations with respect to the Fund’s performance is set forth below.

The Board noted that the Fund’s annualized total return for the one-year period was equal to the median of its Peer Group, and for the three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the second quartile of its Peer Universe and for the three-, five- and 10-year periods was in the fourth quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three- and five-year periods and underperformed for the 10-year period. FUSE added that the Fund produced more than 224 basis points of outperformance over the last 12 months versus its benchmark. The Board also considered FUSE’s commentary that the Fund is among the growthiest products within its Peer Universe.

Comparative Fees and Expenses
The Board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to the Manager in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement for the Fund. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Fund (if any), including specific share classes thereof, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the "Actual Management Fee").   Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes administrative fees.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board discussed those factors that could contribute to the Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to the Fund is reasonable. Further discussion of the Board's considerations with respect to the Fund's comparative fees and expenses is set forth below.

The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and that the total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group.

In connection with its consideration of the Fund's fees payable under the Management Agreement, the Board also received information on the Manager's standard institutional account fees for accounts of a similar investment type to the Fund. The Board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The Board also received information on fees charged to other funds managed by the Manager.

Profitability
The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of the Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits, of Fred Alger Management, in providing investment management and other services to the Fund during the year ended June 30, 2021. The Board also reviewed the profitability methodology and any changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to the Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Economies of Scale
The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of a management fee breakpoint for the Fund, which operates to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

The Trustees concluded that for the Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoint in place for the Fund.

Conclusion
The Board's consideration of the Contractual Management Fee for the Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board's conclusions may be based, in part, on its consideration of the Fund's arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•  Social Security number and
•  Account balances and
•  Transaction history and
•  Purchase history and
•  Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•  Open an account or
•  Make deposits or withdrawals from your account or
•  Give us your contact information or
•   Provide account information or
•   Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•  sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
•  affiliates from using your information to market to you
•  sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

ALGER GLOBAL FOCUS FUND

100 Pearl Street
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street
New York, NY 10004

Distributor

Fred Alger & Company, LLC
100 Pearl Street
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Global Focus Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AGAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2021	$39,300
October 31, 2020	$38,200

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2021	$6,985
October 31, 2020	$12,340

d) All Other Fees:
October 31, 2021	$2,268
October 31, 2020	$1,972

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
October 31, 2021	$228,972, €91,934
October 31, 2020	$232,670, €72,885

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Focus Fund

By:	/s/ Hal Liebes

Hal Liebes

President

Date: December 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes

President

Date: December 20, 2021

By:	/s/ Michael D. Martins

Michael D. Martins

Treasurer

Date: December 20, 2021